                                                                   EXHIBIT 10.58

                             SCHEDULE OF NHI LEASES
                  WHICH ARE SUBSTANTIALLY IN THE FORM OF LEASE
                            ATTACHED AS EXHIBIT 10.57


                                                                             LEASING          ORIGINAL NHI
                FACILITY NAME           LOCATION                         COMMITMENT FEE        INVESTMENT        ANNUAL BASE RENT
                -------------           --------                         --------------        ----------        ----------------
Sterling House of Gilbert               845 N. El Dorado Dr.               $ 35,926.80       $ 3,592,680.00        $ 341,304.60
                                        Gilbert, AZ 85233

Clare Bridge of Glendale                6735 W. Hillcrest Blvd.              42,108.62         4,210,862.00          400,031.89
                                        Glendale, AZ 85310

Sterling House of Tuscon (West)         2650 W. Ina Road                     33,566.17         3,356,617.00          318,878.61
                                        Tuscon, AZ 85741

Sterling Cottage of Daytona Beach       570 National Healthcare Blvd.        29,886.15         2,988,615.00          283,918.42
                                        Daytona Beach, FL 32114

Clare Bridge of Maitland                760 N. Wymore Road                  113,372.54        11,337,254.00        1,077,039.10*
Wynwood of Maitland                     Maitland, FL 32751

Sterling House of Conway                872 Singleton Ridge Road             32,206.37         3,220,637.00           305,960.51
                                        Conway, SC 29526

Sterling House of Kingsport             2424 N. John B. Dennis Hwy.          29,217.36         2,921,736.00           277,564.92
                                        Kingsport, TN 37660

* Clare Bridge of Maitland - $418,976.03; Wynwood of Maitland - $658,063.10.